Exhibit 10.3

RESEARCH AND LICENSE FOR USE AGREEMENT

This Research and License for Use Agreement (this “Agreement”) is made and effective as of September 16, 2008 (the “Effective Date”), by and between Geisinger Clinic, a Pennsylvania non-profit corporation with an address at 100 North Academy Avenue, Weis Center for Research, Danville, PA 17822 (“Geisinger”), and Interleukin Genetics, Inc., with an address at 135 Beaver Street, Waltham, MA 02452 (“Interleukin”) (collectively the “Parties”, and individually a “Party”).

WHEREAS, Geisinger, a rural Pennsylvania-based health system, has a commitment to research and promoting interactions with parties interested in the research, has access to certain research samples (“Samples”, as more fully described below) and certain data (“Clinical Content”, as more fully described below), related to the risks associated with, and the therapeutic monitoring of certain diseases within the Study Field (as defined below);

WHEREAS, Interleukin desires to conduct a study consistent with the Protocol as a research collaboration using the Samples, Clinical Content and Geisinger Technology (the “Study”, as more fully described below) to enable it to investigate the use of single nucleotide polymorphisms (“SNPs”) for the purpose of developing a genetic test based on Perilipin, interleukin and other gene variations specifically described herein that would allow physicians to (a) improve the predictability and maintenance of weight loss for overweight and obese subjects and (b) predict the inherited tendencies of individuals for losing weight when placed on a calorie-restricted diet;

WHEREAS, Geisinger desires to provide to Interleukin, and Interleukin desires to receive, a limited license to the Samples and the Clinical Content, for research purposes, to enable Interleukin and Geisinger to conduct the Study and develop the genetic tests, all on the terms and subject to the conditions set forth in this Agreement; and

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound, the Parties hereto agree as follows:

Article 1 - Definitions

1.1                                “Affiliate” means, with respect to any person or entity, any other person or entity, which controls, is controlled by or is under common control with such person or entity.  For purposes of this definition, a person or entity is in “control” of an entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority), or otherwise has the power to control the management and policies of such other entity.

1.2                                “Applicable Laws and Standards” has the meaning set forth in Section 2.5 hereof.

1.3                                “Clinical Content” means all relevant medical information associated with each Sample as further defined in the Protocol and in the attached Appendix 1, Exhibit A; provided,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

however, that, Clinical Content will expressly exclude Protected Health Information as defined in 45 C.F.R. 164.501.

1.4                                “Confidential Information” means all confidential or other proprietary information of a Party, whether written, oral or otherwise, and including, but not limited to, know-how or other information, whether or not patentable, regarding a Party’s technology, products, business information or objectives that is designated or marked as “CONFIDENTIAL” or orally or visually identified as “CONFIDENTIAL” and confirmed as such in writing within thirty (30) days after such disclosure.

1.5                                “Control” or “Controlled” means with respect to ownership of Samples, Clinical Content, Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Samples, Clinical Content, Technology or Patent Rights as provided herein without violating any Applicable Laws and Standards.

1.6                                “Designated Biomarkers” means individually or collectively:  (a) [***]; (b) [***], and (c) [***].

1.7                                “Governmental Entity” means any federal, state, local or foreign government (or political subdivision thereof), agency, authority (including, without limitation, regulatory authority), commission, court, tribunal, sovereign body or other governmental or quasi-governmental agency, entity or body.

1.8                                “Patent Rights” means the rights and interests in and to issued patents and pending patent applications in any country, including all substitutions, continuations, continuations-in-part, divisionals, supplementary protection certificates, renewals, all letters patent granted thereon, and all reissues, reexaminations, extensions, confirmations, revalidation, registrations and patents of addition thereof.

1.9                                “Product” means any diagnostic, prophylactic, therapeutic or ameliorative product that uses or incorporates the Designated Biomarkers, or incorporating Approved Restricted Biomarkers only if the Parties amend the Agreement as described in Section 2.2(b), and that is validated under the Study through use of the Samples, the Clinical Content and/or the Study Technology.

1.10                          “Protocol” means the manner and methods by which the Study will be conducted, a copy of which is attached hereto as Appendix 1.

1.11                          “Restricted Biomarkers” means any biomarkers other than the Designated Biomarkers, unless such biomarkers are included in this Agreement pursuant to an amendment agreed to in writing by authorized signers from both Parties according to terms set forth in Section 2.2(b).  If this Agreement is so amended and agreed to in writing by authorized signers of both Parties according to terms set forth in Section 2.2(b), then such additional approved biomarkers previously considered Restricted Biomarkers shall be considered “Approved Restricted Biomarkers”.

Confidential and proprietary

Do not disclose without express permission

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.12                          “Restricted Study Field” means any areas outside Study Field, which are not permitted in the current Study under the Samples, Clinical Content and Technology unless this Agreement is amended pursuant to an amendment agreed to in writing by authorized signers from both Parties according to terms set forth in Section 2.2(b).

1.13                          “Restricted Technology” means any Technology using or covering Restricted Biomarkers, or using Designated Biomarkers in Restricted Study Field.

1.14                          “Samples” means, as defined in the Protocol, (a) DNA biological material from 824 individuals to be provided by Geisinger to Interleukin as described in this Agreement, the exact quantities and characteristics of which are set forth in the Protocol and (b) any DNA biological material in addition to the DNA biological material provided by Geisinger to Interleukin under subsection (a) that is provided by Geisinger to Interleukin pursuant to Section 3.2(d)(iii) and meets the criteria established in the Protocol (the “Additional Samples”).  For purposes of clarity, (a) if the [***] Sample Option and/or the [***] Sample Option is exercised by Interleukin according to terms set forth in Sections 3.3 and/or 3.4 (whether Partial or Full Execution), then Samples shall also include the [***] Sample(s) and/or the [***] Sample(s), as the case may be, covered by such Option and (b) Samples will not contain any Protected Health Information as defined in 45 C.F.R. 164.501 (2002).

1.15                          “Study” means the investigation and use of the Samples and Clinical Content described in the Protocol.

1.16                          “Study Field” means the use of Designated Biomarkers for genetic screening purposes related to weight loss, obesity, and metabolic syndrome, as described in the Protocol, including diabetes and dislipidemia.

1.17                          “Study Results” means any and all data and information produced in the conduct of the Study.

1.18                          “Study Technology” means any Technology that is conceived or first reduced to practice by either Party, or jointly by the Parties, after the Effective Date and before the Termination Date, as a result of conducting the Study and identified in written form in the Study Results.

1.19                          “Technology” means technical or other information, whether patentable or not, and whether in written or verbal form, including know-how, experience, formulae, concepts, discoveries, trade secrets, inventions, modifications, improvements, data (including all chemical, preclinical, pharmacological, clinical, pharmacokinetic, toxicological, analytical and quality control data), results, designs, ideas, analyses, methods, techniques, assays, research plans, procedures, tests, processes (including manufacturing processes, specifications and techniques), laboratory records, reports, summaries, and information contained in submissions to, and information from, regulatory authorities.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.20                          “Term” means the period commencing on the Effective Date and continuing for a period of twelve (12) months, unless extended or terminated earlier in accordance with provisions identified in Article 10.

1.21                          “Termination Date” means the first anniversary of the Effective Date, unless extended or terminated earlier in accordance with provisions identified in Article 10.

1.22                          “Third Party” means any entity other than Geisinger or Interleukin and their respective Affiliates.

1.23                          “Usable Sample” means (a) a DNA sample that can be used to generate a genotype call using a [***], (b) an [***] tissue preserved in RNAlater or (c) [***] that is not degraded when examined by agarose gel electrophoresis.

Article 2 - Protocol and Research

2.1                                Research Management.  The Study will be coordinated by Dr. Nazneen Aziz at Interleukin and in collaboration with Dr. Christopher Still and Dr. Glenn Gerhard at Geisinger (each an “Investigator”).  As described in the Protocol, Dr. Christopher Still is the Geisinger Principal Investigator.  Each Investigator will ensure that the Study is performed in accordance with the Protocol, and will use commercially reasonable efforts to ensure the accuracy of the Study Results.

2.2                                Protocol.  The Parties will perform the Study in accordance with the Protocol and this Section 2.2 and in accordance with all Applicable Laws and Standards (as defined in Section 2.5).  The Protocol may be modified from time to time during the Term by the mutual written consent of both Parties.  Each of Interleukin and Geisinger hereby undertakes to use reasonable efforts to carry out its respective obligations under the Protocol, complying with standards of care associated with customary industry standards.

(a)                                  As part of the Study, Interleukin shall be expressly prohibited from (i) researching Restricted Biomarkers, (ii) researching Designated Biomarkers in the Restricted Study Field, (iii) conducting research with or on Restricted Technology using the Samples and/or Clinical Content conducting research beyond the scope outlined in the Protocol.

(b)                                 If authorized signers of both Parties agree by means of an amendment to this Agreement in writing during the Term to conduct collaborative research with Restricted Biomarkers, then Interleukin and Geisinger shall be permitted as part of this Study to engage in research activities under this Protocol and use of Samples and Clinical Content to research those Restricted Biomarkers that have been designated by the authorized signers as “Approved Restricted Biomarkers” as defined in Article 1.11.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.3                                Study Results.  Each agent, staff member or employee of either Party who participates in the conduct of the Study will keep accurate scientific records relating to the Study, which records will be sufficient to document all Study Results and all Study Technology discovered under the Study, and will make such records available to the other Party during normal business hours upon reasonable written notice.

2.4                                Informed Consent.  To the extent required by and in accordance with Applicable Laws and Standards:  (a) Geisinger has obtained informed consent in writing from each individual who provided Samples and/or Clinical Content prior to the collection of a Sample or Clinical Content from that individual, which Interleukin agrees is in a form reasonably acceptable to Interleukin, and (b) each individual that provided Samples and/or Clinical Content was aware that their samples and associated Clinical Content could be used for research purposes.

2.5                                Compliance with Laws.  Each Party agrees that it will comply with any and all laws, rules, regulations, and licensing requirements that are now or hereafter promulgated by any local, state, and federal governmental authority or agency that governs or applies to their respective duties and obligations hereunder and with any and all rules and/or standards that are now or hereafter promulgated by any accrediting or administrative body that governs or applies to their respective duties and obligations hereunder (the “Applicable Laws and Standards”).  The Applicable Laws and Standards will include, but not be limited to, the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), the requirements of the Department of Health (“DOH”), Joint Commission on the Accreditation of Healthcare Organizations (“JCAHO”) and the National Committee on Quality Assurance (“NCQA”), as applicable.  Without limiting the foregoing, each Party agrees to conform to all laws, rules, regulations and policies of governing authorities which have jurisdiction over the use and transfer of patient data.

Article 3 - Provision of Samples and Clinical Content

3.1                                Supply of Samples.  As part of the limited license granted in Section 4.1, Geisinger will provide the Samples and Clinical Content to Interleukin in accordance with procedures set forth in the Protocol and within fifteen (15) days after the later of the Effective Date or receipt by Geisinger of the First Installment of the Overall Payment, as provided in Section 6.2(a).  Unless otherwise mutually agreed by the Parties, prior to providing the Samples, Geisinger shall test, or cause to be tested, such Samples in order to determine whether such Samples are Usable Samples in the Study as contemplated by the Protocol.  For each Sample shipment, Geisinger shall prepare and submit to Interleukin a certificate of analysis, in form and containing such content as is mutually agreeable to the Parties, that identifies the test methods and test results used by Geisinger to confirm that the Samples are Usable Samples (each, a “Certificate of Analysis” identified in Exhibit 2).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.2                                 Contingency for Usable Samples.

(a)                                  Within thirty (30) days following its receipt of each shipment of Samples and the applicable Certificate of Analysis, Interleukin shall conduct a review to confirm whether such Samples are Usable Samples by:  (i) reviewing the Certificate of Analysis and/or (ii) conducting independent acceptance testing of the Samples (the “Sample Review”).  Upon completion of the Sample Review, Interleukin shall notify Geisinger in writing within fourteen (14) business days of its determination of whether the Samples are not Usable Samples (such notice, the “Failed Sample Notification”) or are Usable Samples (such notice, the “Sample Acceptance Notification”).

(b)                                 Notwithstanding anything to the contrary in Section 3.2(a), Interleukin’s use of Samples in the conduct of the Study, other than for conducting PCR experiments to determine usability of Samples, shall result in identification of such shipment of Samples as Usable Samples, and therefore, constitute an implied Sample Acceptance Notification, even if Interleukin has not provided a written Sample Acceptance Notification or a Failed Sample Notification to Geisinger.

(c)                                  If Interleukin either (i) provides Geisinger with Sample Acceptance Notice according to Section 3.2(a), (ii) uses the Samples in the conduct of the Study according to Section 3.2(b) other than for conducting PCR experiments to determine usability of Samples, or (iii) does not provide a Failed Sample Notification according to Section 3.2(a) within the specified timeframe, then the Parties hereby agree that the Samples are Usable Samples.

(d)                                 In the event that Interleukin provides Geisinger with a Failed Sample Notification within the specified timeframe according to Section 3.2(a):

(i)                                    If Interleukin conducts research with the Samples other than for conducting PCR experiments to determine usability of Samples, then Interleukin will be deemed to have recognized the Samples as Usable Samples;

(ii)                                 If both Parties agree, which agreement may be based on a Laboratory determination, that less than ninety percent (90%) of the Samples are Usable Samples (a “Minimum Supply Failure”), then Geisinger shall have up to forty-five (45) days to remedy such Minimum Supply Failure such that at least ninety percent (90%) of the total Samples supplied to Interleukin are Usable Samples as agreed to by both Parties (the “Remedy Period”) and (B) during the Remedy Period, Interleukin shall not conduct any research with the Samples according to terms set forth in Section 3.5(i);

(iii)                              If Geisinger is unable to remedy the above Minimum Supply Failure on or before expiration of the Remedy Period, then Geisinger will provide Interleukin with Additional Samples until

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the earlier of (A) fifteen (15) days from the date of expiration of the Remedy Period and (B) such date on which at least ninety percent (90%) of the total Samples supplied by Geisinger are Usable Samples (the “Additional Sample Supply Period”); or

(iv)                             If Geisinger is unable to remedy the above Minimum Supply Failure on or before expiration of the Remedy Period and is unable to supply Additional Samples to Interleukin on or before expiration of the Additional Sample Supply Period, then the Parties shall attempt to negotiate in good faith a reduction in the compensation payable to Geisinger under this Agreement for a period of 90 days (the “Initial Negotiation Period”).  In the event the Parties are unable to agree to an appropriate reduction in compensation payable to Geisinger during the Initial Negotiation Period, the Parties may mutually agree to extend the negotiation period for an additional thirty (30) days (the “Extended Negotiation Period”). Should the Parties fail to negotiate an acceptable reduction in compensation during the Initial Negotiation Period and any Extended Negotiation Period, the Agreement shall automatically terminate.

3.3                                [***] Tissue Samples.  During the Term, Geisinger shall set aside for the exclusive use of Interleukin and not license to any Third Party, [***] sample(s) (at least 400 milligrams each) taken from [***] and [***] from fifty (50) patients that are represented in the 824 individuals whose DNA will be received under this Agreement for a total of fifty (50) sample sets, collected and banked from October 2004 through the Effective Date, and for which Interleukin may license from Geisinger (the “[***] Sample Option”).  At any time during the Term, upon written notice to Geisinger, Interleukin may receive quantities of and a license to all of the [***] sample sets (“Full [***] Execution”) or some of the sample sets (“Partial [***] Execution”), with a minimum execution of ten (10) sample sets at a time. The cost of Geisinger providing the license and samples sets to Interleukin for the Partial [***] Execution or the Full [***] Execution is $[***] per sample set, payable within thirty (30) days of Interleukin’s receipt of written invoice from Geisinger. Promptly following Geisinger’s receipt of the above notice of exercise is given by and payment is received, Geisinger shall ship the selected number of set-aside [***] samples to Interleukin for its use, and Interleukin’s rights and restrictions on use of these [***] samples shall be governed by the same terms set forth in this Agreement applicable to the use of Samples. Starting six months after the Effective Date and prior to Full Execution of or termination of the [***] Sample Option, Interleukin shall pay Geisinger a quarterly maintenance fee of $[***] per calendar quarter, payable in cash no later than thirty (30) days after the end of every calendar quarter for which the [***] Sample Option remains active (the “Phase One [***] Sample Option Maintenance Fee”).  If the [***] Sample Option remains active for one (1) year, the quarterly maintenance fee shall increase to $[***] per calendar quarter, payable in cash no later than thirty (30) days after the end of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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every calendar quarter for which the [***] Sample Option remains active (the “Phase Two [***] Sample Option Maintenance Fee”).  For the first Partial [***] Execution or Full [***] Execution that occurs at least six (6) months after the Effective Date, Geisinger shall grant to Interleukin a one-time discount equal to the price of Partial [***] Execution or Full [***] Execution minus the amount of the current quarterly [***] Sample Option Maintenance Fee.  (By way of examples:  If the first Partial [***] Execution is 10 samples, and is executed in month 8 following the Effective Date, the amount due shall be $[***]; which equals $[***] [10 samples x $[***] per sample] minus the $[***] Phase One [***] Sample Option Maintenance Fee due for that calendar quarter. If the first Partial [***] Execution is 20 samples, and is executed in month 13 following the Effective Date, the amount due shall be $[***]; which equals $[***] [20 samples x $[***] per sample] minus the $[***] Phase Two [***] Sample Option Maintenance Fee due for that calendar quarter.)  At any time during the Term, Interleukin may, at its sole discretion, notify Geisinger in writing that it wishes to terminate the [***] Sample Option, at which time (a) Geisinger may reintroduce the set-aside samples back in the general biobank and such samples shall thereafter be unavailable to Interleukin, (b) the obligation of Interleukin to pay the ongoing quarterly Phase One [***] Sample Option Maintenance Fee and/or the Phase Two [***] Sample Option Maintenance Fee shall terminate, and (c) Interleukin shall pay Geisinger a portion of the quarterly Phase One [***] Sample Option Maintenance Fee or Phase Two [***] Sample Option Maintenance Fee that would be otherwise due payable at the end of the then-current calendar quarter, pro-rated through the date of termination of the option.  [***] Tissue Samples shall be subject to the same disposal terms as are set forth in Section 3.6.

3.4                                [***] Samples.  During the Term, Geisinger shall set aside for the exclusive use of Interleukin and not license to any company, [***] sample(s) (at least 500 nanograms each) taken from [***] tissue from the same fifty (50) patients that are represented in the 824 individuals who’s DNA will be received under this Agreement and from which the [***] sample(s) are collected, for a total of fifty (50) [***] Sample(s), collected and banked from October 2004 through the Effective Date, for which Interleukin may license from Geisinger (the “[***] Sample Option”).  At any time during the Term, upon written notice to Geisinger, Interleukin may receive quantities of and a license to all of the [***] samples (“Full [***] Execution”) or some of the [***] samples (“Partial [***] Execution”), with a minimum execution of ten (10) sample sets at a time. The cost of Geisinger providing the license and sample sets to Interleukin for the Partial [***] Execution or the Full [***] Execution is $[***] per sample set, payable within thirty (30) days of Interleukin’s receipt of written invoice from Geisinger. Promptly following Geisinger’s receipt of the above notice of exercise and payment, Geisinger shall ship the selected number of set-aside [***] samples to Interleukin for its use, and Interleukin’s rights and restrictions on use of these [***] samples shall be governed by the same terms set forth in this Agreement applicable to the use of Samples. Starting six months after the Effective Date and prior to Full Execution of or termination of the [***] Sample Option, Interleukin shall pay Geisinger a quarterly maintenance fee of $[***] per calendar quarter, payable in cash no later than thirty (30) days after the end of every calendar

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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quarter for which the [***] Sample Option remains active (the “Phase One [***] Sample Option Maintenance Fee”).  If the [***] Sample Option remains active for one (1) year, the quarterly maintenance fee shall increase to $[***] per calendar quarter, payable in cash no later than thirty (30) days after the end of every calendar quarter for which the [***] Sample Option remains active (the “Phase Two [***] Sample Option Maintenance Fee”). For the first Partial [***] Execution or Full [***] Execution that occurs at least six (6) months after the Effective Date, Geisinger shall grant to Interleukin a one-time discount equal to the price of Partial [***] Execution or Full [***] Execution minus the amount of the current quarterly [***] Sample Option Maintenance Fee. (By way of examples: If the first Partial [***] Execution is 10 samples, and is executed in month 8 following the Effective Date, the amount due shall be $[***], which equals $[***] [10 samples x $[***] per sample] minus the $[***] Phase One [***] Sample Option Maintenance Fee due for that calendar quarter.  If the first Partial [***] Execution is 20 samples and is executed in month 13 following the Effective Date, the amount due shall be $[***], which equals $[***] [20 samples x $[***] per sample] minus the $[***] Phase Two [***] Sample Option Maintenance Fee.)  At any time during the Term, Interleukin may, in its sole discretion, notify Geisinger in writing that it wishes to terminate the [***] Sample Option, at which time (a) Geisinger shall reintroduce the set-aside samples back in the general biobank and such samples shall thereafter be unavailable to Interleukin, (b) the obligation of Interleukin to pay the Phase One [***] Sample Option Maintenance Fee or Phase Two [***] Sample Option Maintenance Fee shall terminate and (c) Interleukin shall pay Geisinger a portion of the quarterly Phase One [***] Sample Option Maintenance Fee or Phase Two [***] Sample Option Maintenance Fee that would be otherwise due payable at the end of the then-current calendar quarter, pro-rated through the date of termination of the option.  All fees associated with this Section 3.4 shall be in addition to any fees applicable to maintenance of the [***] Samples as described in Section 3.3. [***] Samples shall be subject to the same disposal terms as are set forth in Section 3.6.

3.5                                Disagreements.  In the case of any disagreement between the Parties as to whether or not any Samples are Usable Samples which remains unresolved for a period exceeding thirty (30) days, the disputed Sample and all relevant documentation shall be submitted to an independent testing organization mutually agreed upon by the Parties (the “Laboratory”) for tests and final determination.  The agreement of the appointment of such Laboratory shall not be unreasonably withheld or delayed by either Party.  The determination of such Laboratory with respect to whether Samples are Usable Samples shall be final and binding on the Parties.  The fees and expenses of the Laboratory incurred in making such determination shall be paid by the Party against whom the determination is made.  To the extent the Laboratory determines that any Samples are Unusable Samples (i) Geisinger shall have the right to provide a remedy in accordance with Section 3.2(d)(iii), or (ii) the Compensation shall be adjusted in accordance with terms set forth in Section 3.2(d)(iv) shall apply.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.6                                Return of Samples.  Interleukin shall use the Samples solely for the performance of the Study under the Protocol. Interleukin will not transfer the Samples to any Third Party without the prior written consent of Geisinger from an authorized signer.  At the expiration of the Term, Interleukin will return any unused Samples to Geisinger that are not subject to a continuing commercial license under this Agreement (for the purposes of validation of Study Results in the Study Field), unless otherwise directed in writing by an authorized signer of Geisinger.

Article 4 - Ownership of Study Results

4.1                                Interleukin shall have sole and exclusive ownership of all right, title and interest in and to any and all Study Results arising from the conduct of the Study using Designated Biomarkers (the “Designated Biomarker Study Results”).

4.2                                Interleukin and Geisinger will jointly own any and all Study Results arising from the conduct of the Study using Approved Restricted Biomarkers (the “Approved Restricted Biomarker Study Results”).

Article 5 - License Rights

5.1                                Limited License to Samples and Clinical Content.  Geisinger hereby grants to Interleukin a limited, non-exclusive, license to use the Samples and the Clinical Content for the sole purpose of conducting the Study in accordance with procedures set forth in this Agreement and the Protocol.

5.2                                Cross-Licenses.  Each Party hereby grants to the other Party a non-exclusive, non-transferable, royalty-free, paid-up license, without the right to grant sublicenses, to use Study Technology developed by it as a result of the conduct of the Study for the sole purpose of enabling such other Parties to fulfill its obligations under this Agreement and the Protocol.

5.3                                Non-Exclusivity.  Interleukin acknowledges and agrees that the limited licenses provided to Interleukin by Geisinger pursuant to this Agreement will not and does not restrict Geisinger’s right to conduct research with, or distribute, biological material that is identical to the Samples and/or the Clinical Content to any Third Party.

5.4                                Commercial License.

(a)                                  Commercial License Grant.  The Parties recognize that Interleukin must obtain a commercial license from Geisinger if it wishes make, use, market or sell, or conduct any commercial activities with the Product. As of the Effective Date, Geisinger hereby grants to Interleukin an exclusive, worldwide, royalty-free, fully-paid license, with the right to sublicense to use Designated Biomarker Study Results in the Study Field to develop, have developed, make, have made, market,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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sell, have sold, import and export any Product that uses or incorporates Designated Biomarker Study Results.

(b)                                 Option to Commercial License for Products using Approved Restricted Biomarkers or Outside Study Field.  If both Parties agree to conduct research with Approved Restricted Biomarkers according to Section 2.2(b) and Interleukin wishes to use the Samples, Clinical Content and Geisinger’s interest in Study Technology to develop, have developed, make, have made, market, sell, have sold, import and export any Product that uses or incorporates Approved Restricted Biomarker Study Results then, during the Term of this Agreement and for a period of twelve (12) months following the Termination Date (the “Option Period”), Geisinger hereby grants to Interleukin an option (the “Commercial License Option”) to obtain an exclusive or non-exclusive royalty and/or fee-bearing license, to use the Samples, the Clinical Content and Geisinger’s interest in Study Technology to conduct commercial activities to develop, have developed, make, have made, use, import, export, market, sell, have sold, and offer for sale Products that use or incorporate Approved Restricted Biomarker Study Results and provide services in the Study Field (“Product and Services Activity”), with the right to grant rights to Third Parties to exercise some or all of the rights granted as part of the Commercial License Option (“Sublicensing Activity”) and, together with such Products and Services Activity (the “Commercial Activity”).  Interleukin may exercise the Commercial License Option by providing written notice to Geisinger at any time during the Option Period.  Thereafter, the Parties shall negotiate a commercial license in good faith and on commercially reasonable terms within one hundred eighty (180) days following notification by Interleukin or for such additional time as may be mutually agreed by the Parties.  If the Parties are unable to reach an agreement within the one hundred eighty (180) day period, the Commercial License Option shall expire and the Parties shall have no further obligations with respect thereto; provided, that, if Geisinger enters into negotiations with a Third Party with respect to the Study Technology Controlled by Geisinger in the Study Field and covered by the Commercial License Option and the terms offered to any such Third Party are more favorable to such Third Party than the terms last offered by Geisinger to Interleukin and rejected by Interleukin, Geisinger will offer such more favorable terms to Interleukin, and Interleukin will have ten (10) business days to accept or reject such offer.

5.5                                Reservation of Rights.  Except for the rights granted to Interleukin under this Agreement, all right, title and interest in and to the Samples, the Clinical Content and any Technology owned by Geisinger (“Geisinger IP Rights”) shall at all times remain with and be vested in Geisinger.  Interleukin shall not use the Geisinger IP Rights for any purpose other than as expressly granted to Interleukin under this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Article 6 - Compensation

6.1                                Overall Payment.  In partial consideration of the costs incurred by Geisinger in performing its obligations under the Protocol and the grant of license to Interleukin in and to the Samples and Clinical Content, Interleukin will pay Geisinger a fee in the aggregate amount of USD $412,000 (the “Overall Payment”), and if selected by Interleukin and agreeable to Geisinger, Compensation for Optional Samples.

6.2                                Payments.  Interleukin will pay Geisinger the Overall Payment in three (3) installments as follows:

(a)                                  First Installment.  The first installment of the Overall Payment will be paid within three (3) business days from the Effective Date and will consist of $150,000 (in cash payable by wire transfer of immediately available funds to an account identified in writing by Geisinger, unless otherwise mutually agreed by the Parties).

(b)                                 Second Installment.  The second installment of the Overall Payment will consist of $131,000 in cash and will be paid (by wire transfer of immediately available funds to an account identified in writing by Geisinger, unless mutually agreed by the Parties) within twenty (20) days after the earlier of (i) the date Interleukin issues the Sample Acceptance Notification in accordance with Section 3.2, or (ii) to the extent there is a disagreement between the Parties as to whether any shipment of Samples are Usable Samples, the date on which such disagreement is resolved pursuant to Section 3.5.

(c)                                  Final Installment.  The final installment of the Overall Payment will consist of $131,000 in cash which will be paid (by wire transfer of immediately available funds to an account identified in writing by Geisinger, unless mutually agreed by the Parties) on the date that is twelve months after the Effective Date.

(d)                                 Compensation for Optional Samples.  If either the [***] Sample Option or [***] Sample Option is selected at the option of Interleukin according to terms and procedures set forth in Sections 3.3 and 3.4, Geisinger shall receive compensation for [***] Samples and/or [***] Samples according to such terms and procedures.

(e)                                  Reduction in Payments.  Notwithstanding the foregoing, the Final Installment may be subject to reduction in accordance with Section 3.2(d)(iv), and if so reduced, the amount of reduction shall be determined prior to initiation of the Study.

Article 7 - Intellectual Property Ownership and Patent Filings

7.1                                Ownership of Intellectual Property.  Geisinger shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Technology owned

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12

by Geisinger as of the Effective Date and any Study Technology, Samples and Clinical Information conceived or reduced to practice solely by Geisinger in connection with conduct of Study.  Except as specifically provided herein, Geisinger shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Samples and Clinical Content.  Interleukin shall have sole and exclusive ownership of all right, title and interest on a worldwide basis to any and all Technology owned by Interleukin as of the Effective Date and any Study Technology conceived or reduced to practice solely by Interleukin in connection with the conduct of the Study.  The Parties shall have joint ownership of all right, title and interest on a worldwide basis in and to any and all Study Technology that is conceived or first reduced to practice jointly by the Parties, subject to the terms set forth in Article 4 and 5.

7.2                                Patent Filings on Study Technology.

(a)                                  Interleukin’s Rights.  Subject to terms set forth in Article 4, Interleukin will have the sole right and responsibility, at its sole expense to prepare, file and prosecute all Patent Rights in the Study Field for (i) Designated Biomarkers without claiming rights to Approved Restricted Biomarkers that is conceived or first reduced to practice in the conduct of the Study and (ii) any other Study Technology owned solely by Interleukin; provided, that, Interleukin will provide Geisinger with a copy of any such patent applications, in a timely manner for its review and comment prior to the first filing thereof.  Geisinger will cooperate with and provide assistance to Interleukin in connection with such activities, including without unreasonable limitation, execution of all documents, and performance of all acts reasonably necessary, to prepare, file, and prosecute such patent applications, and maintain, enforce and defend such patents.  If Interleukin elects not to file or thereafter prosecute any Patent Rights claiming such Designated in any country, Interleukin will promptly notify Geisinger.  In such event, Geisinger, at its expense, will have the right, but not the obligation, to file and prosecute such application, and/or maintain such patent, in such country, jointly in its and Interleukin’s names.

(b)                                 Geisinger’s Rights.  Subject to terms set forth in Article 4, Geisinger will have the sole right and responsibility, at its sole expense to prepare, file and prosecute all Patent Rights in the Study Field for (i) Approved Restricted Biomarkers without claiming rights to Designated Biomarkers that is conceived or first reduced to practice in the conduct of the Study, and (ii) any other Study Technology owned solely by Geisinger; provided, that Geisinger will provide Interleukin with a copy of any such patent applications, in a timely manner for its review and comment prior to the first filing thereof.  Interleukin will cooperate with and provide assistance to Geisinger in connection with such activities, including without unreasonable limitation, execution of all documents, and performance of all acts reasonably necessary, to prepare, file, and prosecute such patent applications, and maintain, enforce and defend such patents.  If Geisinger elects not to file or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13

thereafter prosecute any Patent Rights claiming such Approved Restricted Biomarkers in any country, Geisinger will promptly notify Interleukin.  In such event, Interleukin, at its expense, will have the right, but not the obligation, to file and prosecute such application, and/or maintain such patent, in such country, jointly in its and Geisinger’s names.

(c)                                  Joint Rights.  The Parties shall agree on outside counsel to prepare, file and prosecute all Patent Rights claiming method of use in the Study Field during the course of research under the Protocol for Study Technology covering both (i) Designated Biomarkers and (ii) Approved Restricted Biomarkers jointly developed by the Parties subject to terms and provisions set forth in Articles 4 and 5.

Article 8 - Confidential Information and Publication

8.1                                Confidential Information.  Any Confidential Information disclosed by a Party (the “Disclosing Party”) to another Party (the “Receiving Party”) pursuant to this Agreement shall be protected by the Receiving Party using the same degree of care as the Receiving Party uses to protect its own confidential information of a like nature, but no less than a reasonable degree of care, to prevent unauthorized use or disclosure of the Confidential Information.  The Receiving Party shall not use any Confidential Information of the Disclosing Party, without the written consent of the Disclosing Party, except as permitted under this Agreement.  Notwithstanding the foregoing, the Receiving Party may only disclose and disseminate Confidential Information of the Disclosing Party to those of its employees or contractors who have a bona fide need to know for the purposes of this Agreement, provided such employees or contractors have been advised of the confidential nature of such information and are bound by an obligation of confidentiality substantially similar to the confidentiality obligations in this Agreement.  The Receiving Party’s obligations of confidentiality will continue from the date of termination or expiration of this Agreement for a period of five (5) years unless a longer period is otherwise agreed to by the Parties. In the event of a breach, the breaching Party shall return all confidential information to the other Party.  The Receiving Party will have no obligations under this Section with respect to information which:

(a)                                  was known to it prior to receipt hereunder, as demonstrated by written records; or

(b)                                 at the time of disclosure was generally available to the public, or which after disclosure becomes generally available to the public through no action or inaction attributable to the Receiving Party; or

(c)                                  is hereafter made available to the Receiving Party for use or disclosure from any third party having a right to do so; or

(d)                                 is independently developed by the Receiving Party, as demonstrated by written records; or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(e)                                  the Receiving Party is required to divulge either by a court of law or in order to comply with any federal, national, state, provincial or local law or regulation (after providing the Disclosing Party with reasonable notice of such requirement and with an opportunity to oppose or limit such disclosure or to obtain a protective order).

8.2                                Publication.  Geisinger and Interleukin may publish articles or make presentations concerning the Study Results; provided, that, each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that relate to the Study Results at least ninety (90) days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such ninety (90) day period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given at least sixty (60) days from the date of such written request to seek appropriate patent protection for any material in such publication or presentation that it reasonably believes may be patentable.  Once such abstracts, manuscripts or presentations have been reviewed and approved by each Party, the subject matter disclosed in such abstracts, manuscripts or presentations does not have to be provided again to the other Party for review for a later submission for publication.  Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.  In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary standards.

8.3                                Publicity.  The Parties acknowledge and agree that the terms of this Agreement constitute Confidential Information of each Party and may only be disclosed (a) as permitted by Section 8.1 (b) for Geisinger research communication and administration publications including a published database of titles of grants and contracts, brief description of research conducted under such grants and contracts, and name of company, and by way of reference, “Geisinger Research Connections”, and (c) to investment bankers, investors, and bona fide potential investors, lenders and potential lenders and other sources and other potential sources of financing, acquirers or merger partners and potential acquirers or merger partners, but only to the extent such disclosure is accompanied with confidentiality obligations commensurate in scope with the confidentiality obligations set forth hereunder.  A copy of this Agreement may be filed by either Party with the Securities and Exchange Commission if such filing is required by Applicable Laws and Standards; provided, that in connection with any such filing, such Party shall endeavor to obtain confidential treatment of economic and trade secret information, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, which comments shall be reasonably considered by the filing Party. Interleukin, upon the execution of this Agreement, shall issue a press release with respect to this Agreement as shown in Exhibit 3.  Either Party may make

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15

subsequent public disclosure of the contents of such press release without further approval of the other Party.  After issuance of such press release, except as required by Applicable Laws and Standards, neither Party shall issue a press or news release or make any similar public announcement related to the Study without the prior written consent of the other Party.

Article 9 - Representations and Warranties

9.1                                Geisinger Representations and Warranties.  Geisinger hereby represents and warrants that:

(a)                                  the Samples and Clinical Data provided pursuant to this Agreement were collected in accordance with all Applicable Laws and Standards, including without limitation, patient informed consent procedures and protection of human subjects in effect at the time of collection;

(b)                                 it has access to Samples and Clinical Data, and all necessary right and authority to transfer the Samples and Clinical Data to Interleukin under the terms of this Agreement and to grant Interleukin the rights and licenses with respect to the Samples and Clinical Data as described in this Agreement;

(c)                                  it will not disclose or transfer to Interleukin any Protected Health Information as defined in 45 C.F.R. 164.501; and

(d)                                 it has taken the appropriate legal and/or contractual steps to ensure that the employees and/or contractors comply fully with the terms of this Agreement.

9.2                                Disclaimer.  Except for the representations and warranties under Section 9.1, the Samples are provided “AS IS” and Geisinger hereby disclaims any other representations or warranties with respect hereto, including warranties of merchantability or fitness for a particular purpose or any other warranty, express or implied.  Geisinger makes no representation or warranty that the use of the Samples will not infringe any patent or other proprietary right.  Geisinger makes no representation and extends no warranty that the use of all or any part of the Samples or Clinical Content will result in successful Study Results or lead to the development of a commercial product.  UPON INTERLEUKIN’S ACCEPTANCE OF THE SAMPLES, INTERLEUKIN SHALL BEAR ALL RISK RELATING TO THE USE AND HANDLING OF THE SAMPLES.  GEISINGER SHALL NOT BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABLITY OR OTHER THEORY FOR ANY DAMAGES INCLUDING DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY.

9.3                                Interleukin Representations and Warranties.  Interleukin hereby represents and warrants that:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16

(a)                                  It is duly organized and validly existing under the laws of its jurisdiction of incorporation, and has the full corporate power and authority to enter into this Agreement and to carry out the provisions hereof and thereof.

(b)                                 It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and thereunder, and the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action.

(c)                                  This Agreement is legally binding upon it and upon its successors, heirs and permitted assigns, and is enforceable in accordance with its terms.

(d)                                 The execution, delivery and performance of this Agreement and the obligations hereunder and thereunder by it does not conflict with any agreement, instrument or understanding, oral or written, now existing or to be entered into during the term of this Agreement, to which it is a party or by which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(e)                                  It will not attempt to utilize the Samples and/or Clinical Data provided by Geisinger, alone or in combination with any other information or materials, in any manner which would seek to personally identify the individuals providing such Samples and/or Clinical Data to Geisinger.

Article 10 - Term and Termination

10.1                          Period of Performance.  This Agreement is effective as of the Effective Date and shall terminate on the Termination Date, unless terminated earlier in accordance with Section 10.2 and may be extended or modified only by written agreement signed by both Parties.

10.2                          Termination.  This Agreement shall terminate upon the earliest to occur of:

(a)                                  the natural expiration of the Term;

(b)                                 the mutual written agreement of the Parties;

(c)                                  either Party becoming the subject of any voluntary or involuntary bankruptcy or other insolvency, liquidation or other similar proceeding, or making any composition or arrangement for the benefit of its creditors, or having a receiver, administrative receiver, liquidator or administrator appointed over all or any part of its assets or business;

(d)                                 In the event of a breach of this Agreement, which remains uncured by the non-breaching Party for a period of thirty (30) days from receipt of notice to effect a cure of the breach; or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

17

(e)           In the event of termination as described in Section 3.2(d)(iv).

10.3         Effect of Termination; Rights and Obligations.  In the event that this Agreement expires or is terminated by either Party pursuant to Section 10.2, all further rights and obligations of the Parties under this Agreement, including without limitation the licenses granted by Geisinger to Interleukin pursuant to Article 4, shall terminate, without any further action required by either Party, effective as of such termination date.  Notwithstanding the foregoing, the expiration or termination of this Agreement by either Party will not affect the rights and obligations of the Parties accrued prior to the date of such expiration or earlier termination shall survive.  Specifically, Articles 2, 4, 7, 8, 11 and 12 and Sections 3.6, 5.3, 5.4 and 10.3 and all other rights and obligations under this Agreement which by their nature should survive will survive expiration or termination of this Agreement.  License rights described in Sections 5.1, 5.2 and 5.5, granted to Interleukin to enable conduct of the Study, shall expire upon Termination.

Article 11 - General Provisions

11.1         Nature of Relationship.  The Parties will perform all the work under this Agreement as independent contractors.  The Parties are not agents, employees, partners, representatives or joint venturers.  Nothing in this Agreement will be construed to give either Party the power or authority to act or make representations for, or on behalf of, or to bind or commit the other Party.

11.2         Publicity.  Except as permitted under 8.3 above, neither Party will use the name of the other in connection with any products, promotion, or advertising without the prior permission of the other Party in writing.

11.3         Governing Law.  This Agreement will be construed in accordance with, and all the rights, powers and liabilities of the Parties hereunder will be governed by the laws of the State of Delaware without reference to its conflict of law rules.

11.4         Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the Parties relating to the subject matter hereof and thereof and supersedes and merges all prior discussions and agreements between them prior to the Effective Date.

11.5         Modifications and Amendments.  No modification or amendment to this Agreement nor any waiver of any rights or obligations under this Agreement will be effective unless in writing and signed by representatives of Geisinger and Interleukin.

11.6         Assignment.  Neither Geisinger nor Interleukin may assign any rights or delegate any duties under this Agreement without the other Party’s prior written consent, not to be unreasonably withheld, and any attempt to assign or delegate such rights or duties without that consent will be void; provided, however, that Geisinger may, without such consent, assign any rights and obligations hereunder to any Affiliate or in connection with the transfer or sale of all or substantially all of its business relating to the subject

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

18

matter hereunder, or in the event of its merger or consolidation or change in control or similar transaction.  Any permitted assignee will assume all obligations of its assignor under the corresponding assignment.

11.7         Insurance.  Interleukin shall maintain liability insurance, or a well-maintained program of self insurance (with adequate, reasonable reserves), with respect to the work it is performing under the Protocol in such amounts as it customarily maintains with respect to similar research programs and will provide evidence of such insurance to the other Party upon request.

11.8         Notices.  Any notices given this Agreement will be in writing and delivered personally, by first-class mail or nationally recognized overnight courier service, postage prepaid, or by facsimile addressed to the Parties as follows:

To Interleukin:	Interleukin Genetics, Inc.
135 Beaver Street
Waltham, MA 02452
Attention: Partha Paul
Facsimile: 781-394-0720

With a Copy to:	Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attention: John J. Cheney, Esq.
Facsimile: 617-542-2241

To Geisinger:	Dave Felicio, Esquire
Chief Legal Officer
Geisinger System Services
100 North Academy Avenue
Danville, PA 17822

With facsimile copies to:
David Carey, PhD
Weis Center for Research
100 North Academy Avenue
Mail Code 26-00
Danville, PA 17822
Facsimile: 570-271-5886

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

19

Bryan Allinson
Geisinger Ventures
100 North Academy Avenue
Mail Code 30-55
Danville, PA 17822
Facsimile: 570-214-5066

Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Eastern Standard time), (b) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:30 p.m. (Eastern Standard time) on any date and earlier than 11:59 p.m. (Eastern Standard time) on such date, (c) three (3) Business Days after deposit in the United States mail, (d) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (e) upon actual receipt by the party to whom such notice is required to be given.

11.9         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

Article 12 - Indemnification

12.1         Indemnification by Geisinger.  Geisinger will indemnify and hold harmless Interleukin, its Affiliates and their respective directors, officers, employees and agents (“Interleukin Indemnitees”) from and against all losses, liabilities, damages and expenses, including reasonable attorneys’ fees and costs (collectively, “Liabilities”), arising out of (a) the breach of any representation, warranty or covenant by Geisinger under this Agreement; (b) the use by Geisinger of any Interleukin Confidential Information not permitted hereunder; or (c) the gross negligence or willful misconduct of Geisinger. The obligation to indemnify pursuant to this Section 12.1 will continue so long as a cause of action giving rise to the right of indemnification may be brought by the Interleukin Indemnitees.

12.2         Indemnification by Interleukin.  Interleukin will indemnify and hold harmless Geisinger, its Affiliates and their respective directors, officers, employees and agents (“Geisinger Indemnitees”) from and against all Liabilities, arising out of (a) the breach of any representation, warranty or covenant by Interleukin under this Agreement; (b) the use by Interleukin of any Geisinger Confidential Information not permitted hereunder; or (c) the gross negligence or willful misconduct of Interleukin.  The obligation to indemnify pursuant to this Section 12.2 will continue so long as a cause of action giving rise to the right of indemnification may be brought by the Geisinger Indemnitees.

12.3         Procedure for Third Party Claims.  If an Indemnitee (for purposes of this Section 12.3, the term “Indemnitee” may refer to either or both the Interleukin Indemnitees and the Geisinger Indemnitees, as the context may indicate) intends to claim indemnification

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

20

under this Section 12.3 for claims, demands, actions or other proceedings by a third party, it will promptly notify the other Party (the “Indemnitor”) in writing of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor may participate in, and, to the extent the Indemnitor so desires, assume the defense of such claim, demand, action or proceeding with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee will have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other Party represented by such counsel in such proceeding.  The obligations of this Section 12.3 will not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent will not be unreasonably withheld or delayed.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, will relieve the Indemnitor of any obligation to the Indemnitee under this Section 12.3.  The Indemnitee will reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Section 12.3.

[Remainder of page intentionally left blank.]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

21

IN WITNESS WHEREOF, the Parties have executed this Agreement through their respective duly authorized officers or agents on the dates first set forth above.

INTERLEUKIN GENETICS, INC.		GEISINGER CLINIC

By:	/s/ Lewis H. Bender	By:	/s/ David J. Carey
	Name: Lewis H. Bender		Name: David J. Carey
	Title: Chief Executive Officer		Title: Assoc. Chief Research Officer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1

Protocol

Clinical Content:  (See Protocol)

SNP Biomarkers:  (See protocol)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

INTERLEUKIN

GENETICS

Interleukin Genetics, Inc.

Protocol ILI-08-107 PLIN

Clinical Protocol Title:

Association of Genetic Variants in Obesity Genes to Resistance to Weight Loss and Susceptibility to Metabolic Syndrome in Morbidly Obese Patients

A single center, blinded, retrospective clinical study

June 28, 2008

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

INTERLEUKIN GENETICS

TABLE OF CONTENTS

1.	PROTOCOL SYNOPSIS	3
2.	INTRODUCTION	5
3.	STUDY OBJECTIVES	5
3.1	Primary Outcome Variables	5
3.2	Secondary Outcome Variables	5
4.	STUDY ENDPOINT’S	6
4.1	Primary Endpoint	6
4.2	Secondary Endpoints	6
5.	STUDY DESIGN	7
5.1	Overall Design	7
5.2	Duration of the Study	7
5.3	Inclusion Criteria	7
5.4	Exclusion Criteria	8
6.	STUDY PROCEDURES	8
6.1	Study Personnel	8
6.1.1	Principal Investigator (P1)	8
6.1.2	Study Examiner	8
6.2	Study Schedule and Assessments	8
6.2.1	Demographics, Clinical and Laboratory Assessments	8
6.2.2	Genotyping Method	10
6.3	STATISTICS	10
7.	SAMPLE ACCOUNTABILITY AND MANAGEMENT	11
8.	STUDY MONITORING AND OVERSIGHT	11
9.	ANALYTICAL PLAN	11
9.1	Sample Size Calculation	11
9.2	Statistical Analyses	11
9.2.1	Outcome Analyses	11
10.	ETHICAL AND REGULATORY CONSIDERATIONS	12
10.1	Risk/Benefit Assessment	12
10.2	Institutional Review Board	12
10.3	Informed Consent	12
10.4	Subject Confidentiality	12
10.5	Withdrawal of Subjects from the Study	12
10.6	General Administration	12
10.7	Protocol Deviations	13
10.8	Case Report Forms	13
10.9	Record Retention	13
10.10	Termination of Study	13
11.	REFERENCES	13
12.	APPENDIX A: ABBREVIATIONS	13

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

i

13.	APPENDIX B: STUDY ASSESSMENTS	14

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ii

INTERLEUKIN GENETICS

CONTACT INFORMATION

Sponsor	Interleukin Genetics, Inc.
135 Beaver Street
Waltham, Massachusetts 02452, USA

Sponsor Contacts	Nazneen Aziz, PhD
Vice-President, Research and Development
Tel: 781-419-4728
FAX: 781-398-0720
E-mail: Naziz@ilgeneties.com

Karen Shaver, MS
Director of Clinical Operations
Tel: 781-419-4722
FAX: 781-398-0720
E-mail: kshaver@ilgenetics.com

Principal Investigator	Christopher Still, MD

Co-Principal Investigator	Glenn S. Gerhard, MD
Weis Center for Research / Geisinger Clinic
Tel: 570-271-8669
E-mail: gsgerhard@geisinger.edu

Location of Study Site(s)	Geisinger Clinic
Weis Center for Research
100 North Academy Avenue
Danville, PA 17822

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURE PAGE

I will not initiate this study without approval of the appropriate Institutional Review Board and I understand that any changes in the protocol must be approved in writing by the Sponsor and the Institutional Review Board before they can be implemented, except where necessary to eliminate immediate hazards to the subjects.

By my signature below, I attest that I have read, understood, and agree to abide by all conditions, instructions and restrictions contained in this protocol.

/s/ Christopher Still, MD	/s/ Glenn S. Gerhard, MD
Christopher Still, MD	Glenn S. Gerhard, MD
Principal Investigator	Co-Principal Investigator

Title: Director, Obesity Institute	Title: Staff Scientist

Date: 9/16/08	Date: 9/16/08

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.                                       PROTOCOL SYNOPSIS

Objectives:

The long-term goal of this collaboration between Interleukin Genetics and the Geisinger Clinic is to [***] in the [***] and [***] would be a [***] are [***] to [***].  These [***] would [***] a [***] that will [***] to [***] for [***] and [***] and [***] of [***].  This information can be used to [***] of [***] with [***] for [***] which would [***], or other [***] that are [***] the [***], particularly [***] and [***].

The [***] to be [***] is that [***] in the [***] and [***] are [***] with [***] to [***] for [***] on [***], potentially [***] in the [***].  The [***] from the [***] Geisinger’s Center for Nutrition and Weight Management [***] for a [***] to [***].  The [***] and the [***] obtained for this [***] the [***] of the [***], [1] which initially [***] as potentially [***].  However, the [***] in this [***] was [***].  The [***] of [***] here is [***] with a [***] of [***] and [***] to [***] from the [***].

Primary Goal:

•                  The primary goal of this study is to [***], both [***] and [***], with [***] to [***] in a [***].

In this study, [***] will be [***] based on [***] on [***] to [***], and if [***] to [***] on a [***].

The [***] will be [***] as the [***] and the [***] that [***] will be [***] as the [***].  [***] will be [***]:

(1)                                  [***]: [***] on the [***] of [***] from [***] and

(2)                                  [***]: [***] to [***] with the [***] for the [***] when [***].

[***]

Secondary Goal:

•                                          The secondary goals of this study are:

•                  To [***] if [***] [***] that have [***] been [***] or [***] show [***] with [***] to [***] in [***] on an [***], either [***] or [***].

•                  To [***] if [***], such as [***] or [***], are [***] or [***] in the [***].

Number of Subjects

Approximately [***] and [***] to [***] to [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Study Population

Consists of [***] the [***] and [***], who [***] for [***] the Geisinger Clinic.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]:

A [***] is [***] after the [***] of the [***] are [***].  If [***] are [***] to [***], then [***] will be [***] in [***] and [***] in a [***].

2.                                       INTRODUCTION

Background

Several [***] for the [***] and [***] have been [***] including [***] and [***] [2].  In particular, [***] are the [***] which [***] in [***].  [***] and [***] of these [***] to [***] or [***].  The [***] to [***] to [***], which may [***] or [***] and [***] and [***].  [***] at [***] are [***] to [***] for [***].

[***], the [***] [3], has been [***] in [***].  [***] without the [***] [4] have [***] and an [***] and [***] of [***].  There was also [***] to [***] by a [***] with [***].  In [***] in [***] was [***] [5].  A [***] was also [***] with [***] in [***] to a [***] and a [***] when [***] [6].  These data suggest that [***] in the [***] and [***].

Methodology Rationale

[***] (1) have previously [***] are [***] and a [***] to [***], however the [***] of [***] was [***] and the [***] for the [***].  The [***] of the [***] for the [***], and [***] will be [***] for the [***].  These [***] were [***] in an [***] to [***].  The [***] also [***] are able to [***], from those [***] are [***].  The [***] of [***] to [***].

Data Process Management Overview

The [***] to be [***] will [***] the [***].  The [***] will be [***] from the [***] on [***].  The [***] from [***] will be [***] with a [***] to any [***] will be [***], in [***] on [***] in the [***] and/or the [***].  A [***] the [***] and [***] will be [***] to the [***] in this [***].

[***] on [***] will [***] be [***] into a [***] with the [***] with the [***].  The [***] and [***] will then be [***] for [***].

3.                                       STUDY OBJECTIVES

3.1                                 Primary Outcome Variables

The primary goal of this study is to [***] the [***], both [***] and [***], with [***] are [***] in a [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2                                 Secondary Outcome Variables

Secondary:

•                  The secondary goals of this study are:

•                  To [***], or [***] with [***] to [***] in [***] on an [***], either [***] or [***].

•                  To [***] such as [***] or [***], or [***] or [***] are [***] with [***] or [***], or [***].

4.                                       STUDY ENDPOINT’S

4.1                                 Primary Endpoint

[***] from [***] will be [***] for the [***][***]:

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

4.2                                 Secondary Endpoints

[***] from [***] will be [***] the [***]

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

	[***]	[***]
	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

5.                                       STUDY DESIGN

5.1                                 Overall Design

[***] will be [***] for [***].

A [***] and [***] will be [***] with [***].  [***] will also have been [***].

The [***] will be [***] to [***].  [***] has the [***] and [***] to [***].  [***] will also be [***] to [***].  [***] will be [***] by both [***] and [***], and the [***].

5.2                                 Duration of the Study.

The [***] is [***] to be [***]r.  Any [***] will be [***] to [***] at that time.

5.3                                 Inclusion Criteria

[***] will be [***] from the [***] from [***] upon the [***]:

[***]

[***] in [***]

[***] who are [***] for [***]:

•                  [***]

•                  [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

•                  [***] with [***] such as [***], or [***].

•                  [***] with [***]

5.4                                 Exclusion Criteria

[***] not [***] in [***]

[***] do not [***] for [***] on [***]

[***] with [***]

[***] not [***] to be [***] with [***]

[***] than [***]

[***] than [***]

[***] do not [***] for [***] on [***] for [***].

[***] are [***].

[***]

[***]

6.                                       STUDY PROCEDURES

6.1                                 Study Personnel

6.1.1                        [***]

The [***] will be [***] for the [***] of this [***].

6.1.2                        [***]

The [***]s at [***]  will [***] as this [***]

6.2                                 Study Schedule and Assessments

6.2.1                        Demographics, Clinical and Laboratory Assessments

[***]

[***]	[***]
[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.2.1.1     Clinical and Biochemical markers

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]	[***]
[***]	[***]

6.2.2                        Genotyping Method

Genotyping will be accomplished by [***] specifically [***] the [***] for each [***].  All [***] from an [***] will be [***] with [***] and [***], and then [***] with [***].  A [***] will then be [***], the [***], and a [***].

The [***] a [***] to the [***] of the [***].  [***] subsequently [***] the [***] after [***] within the [***].  The [***] will be [***] by the [***] and [***] as [***]; each [***] a [***].  [***] of [***] will [***] a [***], while [***] of [***] will [***] a [***].

[***] will be [***] a [***] that is [***] as a [***].  A [***] and a [***] are also [***] with [***] of [***] as a [***] of [***].

Laboratory Accreditation

The diagnostic laboratory at Interleukin Genetics has been certified under the Clinical Laboratory Improvement Amendments (CLIA) by the Centers for Medicare and Medicade Services (CMS), a division of the United States Department of Health and Human Services.

6.3                                 STATISTICS

[***]

[***]

[***] in the [***] of [***] were from the [***], which [***] in the [***] and [***] in the [***].  The [***] in this [***] was [***] between [***].  For our [***], we used [***], and [***] for [***] a [***] in the [***].  [***], [***] of those [***] in the [***].  The [***] on [***] and [***], is the [***] to have [***] to [***].  However, to [***] with [***], up to [***].  Since

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] will be [***], there is a [***] of [***].  However, [***] of [***] for this [***], the [***] will be [***] for [***] of [***].  If [***] than [***], then the [***], may be [***].

7.                                       SAMPLE ACCOUNTABILITY AND MANAGEMENT

[***] and [***]

[***] in a [***] at [***] will be [***] and [***] for [***] to [***].  At [***], a [***] will be [***].  For [***], an [***] into the [***] shall be [***] to [***] and [***].  [***] is [***] on the [***], and then all [***] are [***].

8.                                       STUDY MONITORING AND OVERSIGHT

[***] from [***]:

[***] of a [***] of [***] for the [***]

[***]s of [***] in the [***].

[***] of [***].

[***] for all [***] in the [***].

[***] or [***] to [***] are [***] this is a [***].

9.                                       ANALYTICAL PLAN

9.1                                 Sample Size Calculation

For this [***] is [***] by the [***] of [***], which is [***] in [***] with a [***] and [***], which are [***] and [***], which [***] to [***].

9.2                                 Statistical Analyses

9.2.1                        Outcome Analyses

Data Analysis for Primary Objectives

The primary aim of the study will be [***] whether [***] at [***] of the [***] and [***].  Thus, a [***] will be [***] if the [***] not [***] the [***].  For each [***], the [***] of the [***] will also be [***] and [***] to the [***].  A [***] will be [***] if the [***] of the [***] is at [***] and [***] if the [***] of the [***] the [***].  In the [***] will also be [***].  (The [***]).

The [***] will further be [***] by [***] of [***] of the [***].  This will [***] and [***] or [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Data Analysis for Secondary Objectives

The same [***] will be [***] the [***] to [***] in the [***].  [***] these [***] will be [***] to a [***].

In addition to the [***] to the [***] of [***] or [***] will be [***] to [***] if [***] an [***] or [***] with any of the [***] in the [***] in [***] of the [***].

10.                                 ETHICAL AND REGULATORY CONSIDERATIONS

10.1                           Risk/Benefit Assessment

The [***] in this [***] are [***].

10.2                           Institutional Review Board

Ethical Review and Communications

This is a [***], however, [***] at the [***] will [***] of the [***] and [***] have been [***] from the [***] or its [***] to [***].  Any [***] to the [***] in [***] by the [***] and [***] and [***] to [***].  [***] of the [***] will be [***] to [***] for [***] before [***] of the [***] will be [***].

10.3                           Informed Consent

[***] will have [***] a [***] that [***] to [***] of [***] and the [***].  A [***] of the [***] will be [***] to [***] to [***] of the [***].  [***] will have also been [***] will be [***], and that [***] in the [***] will not [***] or [***].

[***] and the [***] the [***] and [***] are [***] and [***] by a [***] to [***]. The [***] of all [***] and of [***] the [***], which are [***] the [***] of the [***] or the [***] of the [***].

[***] must be [***] of the [***].  The [***] will [***] the [***] on [***] in a [***].

10.4                           Subject Confidentiality

[***] will be [***] that [***] will have [***] and [***] of the [***].

The [***] are [***] that [***] will be [***].

10.5                           Withdrawal of Subjects from the Study

[***] may be [***] at [***].  In the [***] a [***] is [***] from [***], the [***] the [***] will be [***].

10.6                           General Administration

[***] to the [***] will be [***] to the [***] the [***].  If the [***] a [***] to the [***], it will be [***] to the [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.7                           Protocol Deviations

[***] from [***] will be [***] and the [***].

10.8                           Case Report Forms

[***] by the [***] in the [***] will be [***].

10.9                           Record Retention

[***] will [***] in a [***] for [***] the [***] of an [***] or [***].

10.10                     Termination of Study

[***] the [***] the [***] with [***] to the [***].  In [***] the [***] will [***] is [***] to the [***] of the [***].

11.                                 REFERENCES

1.                                       [***] [***].

2.                                       [***].

3.                                       [***].

4.                                       [***].

5.                                       [***].

6.                                       [***].

12.                                 APPENDIX A: ABBREVIATIONS

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

13.                                 APPENDIX B: STUDY ASSESSMENTS

Demographics and Family History

[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Clinical Endpoints and Biochemical markers

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]	[***]
[***]	[***]

Genotyping

[***] will be [***] for the [***]:

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]
[***]		[***]

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit 2

Certificate of Analysis

[***] Samples

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***] Tissue

[***]	[***]	[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

* [***] is a [***] with a [***].

[***]	[***]	[***]	[***]
[***]
[***]
[***]
[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]
[***]
[***]
[***]
[***]
[***]
[***]

* [***] is a [***] with a [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 3

Draft Press Release

Interleukin Genetics and Geisinger to collaborate genetic tests to predict weight loss success

WALTHAM, MA and DANVILLE, PA - September 2008.  Interleukin (AMEX:ILI) and Geisinger Health System today announced a research collaboration to explore the role of genetics in obesity.  The goal of the collaboration is to develop a series of genetic tests that will help physicians better understand an individual’s inherited resistance to weight loss and, more specifically, gauge a patient’s success with diet and other weight loss techniques.

Geisinger and Interleukin will engage in a case-control retrospective study involving the analysis of DNA to better understand its genetic link to obesity.  The study will focus exclusively on variations of perilipin, interleukin 1 and a select number of other genes.  “We are pleased to be working with Geisinger to develop an accurate and affordable genetic test as a determinant for weight loss success,” commented Interleukin’s Chief Executive Officer, Lewis H. Bender.  “This relationship allows our scientists to build on Geisinger’s extensive clinical expertise and biobank.”

“We are excited to be working with Interleukin Genetics and view our collaboration with them as a way to capitalize on our integrated health system and electronic infrastructure to conduct research in new ways,” said Geisinger’s Associate Chief Research Officer David Carey, PhD.

About Interleukin Genetics

Interleukin Genetics, Inc. (AMEX:ILI) is a genetics-focused personalized health company that develops preventive consumer products and genetic tests for sale to the emerging personalized health market.  Focused on the future of health and medicine, Interleukin uses its leading genetics research and scientific capabilities to develop and test innovative preventive and therapeutic products.  Interleukin is headquartered in Waltham, MA.  For more information about Interleukin, its products and ongoing programs, please visit www.ilgenetics.com.

About Geisinger Health System

Founded in 1915, Geisinger Health System (Danville, PA) is one of the nation’s largest integrated health services organizations.  Serving more than two million residents throughout central and northeastern Pennsylvania, the physician-led organization is at the forefront of the country’s rapidly emerging electronic health records movement.  Geisinger is comprised of three medical center campuses, a 700-member group practice, a not-for-profit health insurance company and the Center for Health Research-dedicated to creating innovative new models for patient care, satisfaction and clinical outcomes.  For more information, visit www.geisingenorg

About Obesity & Weight Management

Obesity has been defined by the National Institutes of Health (the NIH) as a BMI of 30 and above.  (A BMI of 30 is about 30 pounds overweight.) Obesity is often multi-factorial, based on both genetic and behavioral factors.  Accordingly, treatment of obesity usually requires more than just dietary changes.  Exercise, counseling and support, and sometimes medication can

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

supplement diet to help patients conquer weight problems.  Being Overweight is a significant contributor to health problems.  It increases the risk of developing a number of diseases.  Because obesity is associated with increased risk for a range of chronic conditions, health care costs are higher for obese than for normal weight individuals.  Annual medical expenditures are $732 higher on average for obese individuals than for normal weight individuals.  The annual cost of managing obesity in the United States alone amounts to approximately $100 billion of which approximately $52 billion are direct costs of healthcare.  These costs amount to approximately 5.7% of all US health expenditure.  The cost of lost productivity due to obesity is approximately $3.9 billion, and another $33 billion is spent annually on weight-loss products and services.

Certain statements contained herein are forward-looking” statements including statements regarding our ability to develop diagnostic, personalized nutritional and therapeutic products to prevent or treat diseases of inflammation and other genetic variations, our ability to screen nutritional compounds for their effects on inflammatory responses and other genetic variations, given specific genetic patterns and our ability to make progress in advancing our core technologies.  Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, the risk of market acceptance of our products, the risk of technology and product obsolescence, delays in product development, the performance of our commercial partners, the availability of adequate capital, the actions of our competitors and other competitive risks, and those risks and uncertainties described in our annual reports on Form 10-K, our quarterly reports on Form 10-Q and other documents we file with, or furnish to, the Securities and Exchange Commission.  We disclaim any obligation or intention to update these forward-looking statements.

# # #

Contacts:

Media (LI):

Catherine Cloft

LaVoie Group

978-745-4200 x107

ccloft@lavoiegroup.com

Investor Relations (ILI):

Melanie Friedman

Stern Investor Relations

212-362-1200

Melanie@sternir.com

Media (Geisinger)

Patti Urosevich

Geisinger Health System

570-271-6435

purosevich@geisinger.edu

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.